SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 30, 2004

                                   VANS, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-19402                               33-0272893
      -----------------------------        ----------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)

         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 565-8267
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS
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         Item 5.    Other Events and Regulation FD Disclosure



         SIGNATURES

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Item 5.   Other Events and Regulation FD Disclosure


On January 30, 2004 a shareholder derivative complaint was filed against Vans, Inc. in the California Superior Court for the County of Los Angeles, purportedly on behalf of the company against several current and former directors and officers of the company. The allegations of the complaint are substantially identical to those contained in a recently-filed class action lawsuit. Based on its initial review of the complaint, the company believes that the derivative suit was improperly filed because the shareholder plaintiff did not make demand on the company's board to consider her claims prior to filing the suit. The company intends to take all appropriate action in response to the lawsuit.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     VANS, INC.
                                                     ---------
                                                    (Registrant)

Date:  February 3, 2004                     By    /s/ Craig E. Gosselin
                                                  ----------------------
                                                   Craig E. Gosselin
                                                   Senior Vice President
                                                   and General Counsel